REGISTRATION RIGHTS AGREEMENT



                                 BY AND BETWEEN



                             US AIRWAYS GROUP, INC.,



                             AS THE ISSUER, AND THE



                        WARRANT HOLDER REFERRED TO HEREIN




                           DATED AS OF MARCH 31, 2003




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                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of March 31, 2003 by and between US Airways Group, Inc., a Delaware corporation, and any successor entity thereto (the "Company"), and the Warrant Holder (as hereinafter defined).

         WHEREAS, the Company is issuing to the Warrant Holder that certain Warrant to purchase an aggregate of two hundred and twelve thousand and eighty one (212,081) shares of Class A Common Stock, together with two hundred and twelve thousand and eighty one (212,081) shares of Class A Preferred Stock; and

         WHEREAS, the parties hereto desire to set forth certain agreements and understandings with respect to the registration of the Class A Common Stock, the Warrant and the Class A Preferred Stock.

         The parties hereby agree as follows:

         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" shall mean, as to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" shall mean this Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

         "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

         "Class A Common Stock" shall mean the Class A common stock, par value $1.00 per share, of the Company or shares of any class or classes resulting from any reclassification or reclassifications thereof; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Class A Preferred Stock" shall mean the two hundred and twelve thousand and eighty one (212,081) shares of Class A preferred stock, nominal value $0.0001 per share, of the Company issued to the Warrant Holder on the date hereof.

         "Company" shall have the meaning set forth in the preamble hereto.

         "Effectiveness Period" shall have the meaning set forth in Section 2(c) hereof.

         "Effectiveness Target Date" shall mean the 180th day after the date of this Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

         "Filing Date" shall mean the 90th day after the date of this Agreement.

         "Holder" shall mean each owner of any Registrable Securities.

         "Indemnified Holder" shall have the meaning set forth in Section 5(a) hereof.

         "Notice and Questionnaire" shall mean the Form of Selling Securityholder Notice and Questionnaire attached hereto as Exhibit A, as reasonably amended, supplemented, or otherwise modified from time to time by the Company upon reasonable notice to the Holders.

         "Plan of Reorganization" shall mean the plan or plans of reorganization filed by the Company and certain of its subsidiaries on January 17, 2003 in connection with the voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code and confirmed by the Bankruptcy Court on March 18, 2003, as such plan or plans may be amended, supplemented or otherwise modified from time to time.

         "Prospectus" shall mean the prospectus included in the Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed in reliance upon Rule
430A), as amended or supplemented by any prospectus supplement, with respect to the resale of any of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

         "Registrable Securities" shall mean (a) the Warrants and the Class A Preferred Stock and (b) the shares of Class A Common Stock issued or issuable upon exercise of the Warrants (including any shares of Class A Common Stock issued or issuable thereon upon any stock split, stock combination, stock dividend or the like or as a result of any anti-dilution adjustments under the Warrants), upon original issuance thereof and at all times subsequent thereto, and associated related rights, if any, until the earliest of (i) the date on which the resale thereof has been effectively registered under the Securities Act and such securities have been disposed of in accordance with the Registration Statement relating thereto, (ii) the date on which such securities have been distributed to the public pursuant to Rule 144 or, in the case of Registrable Securities other than the Warrants, the Class A Preferred Stock and the Class A Common Stock underlying the Warrants, are saleable pursuant to paragraph (k) of Rule 144 in a single transaction, (iii) the date that is three
(3) Business Days after the delivery to the Company of an opinion of counsel for a Holder reasonably satisfactory to the Company that such securities are transferable without registration under the Securities Act, and (iv) the date on which such securities cease to be outstanding.

         "Registration Statement" shall mean any registration statement of the Company filed with the SEC pursuant to the Securities Act that covers the resale of any Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus (including pre- and post-effective amendments), all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

         "Required Holders" shall mean Holders of more than 50% of the shares of Class A Common Stock issued or issuable upon exercise of the Warrants (including any shares of Class A Common Stock issued or issuable thereon upon any stock split, stock combination, stock dividend or the like or as a result of any anti-dilution adjustments under the Warrants) constituting Registrable Securities from time to time outstanding.

         "Required Warrant Holders" shall mean Holders of more than 50% of the Warrants from time to time outstanding.

         "Requisite Information" shall have the meaning set forth in Section 2(d) hereof.

         "Rule 144" shall mean Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any successor rule or regulation.

         "Rule 144A" shall mean Rule 144A promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any successor rule or regulation.

         "Rule 415" shall mean Rule 415 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any successor rule or regulation.

         "Rule 424" shall mean Rule 424 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any successor rule or regulation.

         "Rule 430A" shall mean Rule 430A promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any successor rule or regulation.

         "SEC" shall mean the Securities and Exchange Commission, or any successor governmental agency or authority thereto.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

         "Transfer Agent" shall mean the registrar and transfer agent for the Company's Class A Common Stock.

         "Warrants" shall mean the Class A-1 warrants (No. 2) issued to the Warrant Holder to purchase 212,081 shares of Class A Common Stock in connection with the Plan of Reorganization, and any warrants obtained by the Warrant Holder or any permitted transferee in exchange for all or any portion of the Warrants initially issued to the Warrant Holder.

         "Warrant Holder" shall mean the initial holder of the Warrants as set forth on Schedule I hereto.

SECTION 2.        REGISTRATION STATEMENT.

              (a) Registration Under The Securities Act. The Company, at its own expense, agrees to use commercially reasonable efforts to prepare and file with the SEC, by the Filing Date, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Class A Common Stock issued or issuable upon exercise of the Warrants constituting Registrable Securities. The Registration Statement shall be on Form S-1 or Form S-3 under the Securities Act or another appropriate form selected by the Company permitting registration of such Class A Common Stock issued or issuable upon exercise of the Warrants for resale by the Holders in the manner or manners reasonably designated by such Holders. The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective pursuant to the Securities Act by the Effectiveness Target Date.

              (b) Piggyback Registration Rights. Except as otherwise provided in Section 2.2(h), the Company shall afford each Holder of Registrable Securities the opportunity to include any of such Registrable Securities in any registration statement filed for purposes of an underwritten public offering of securities of the Company (including, without limitation, a public offering made on a continuous basis pursuant to Rule 415) (other than registration statements on Form S-4 or S-8, or any successor or similar forms, or registration statements for which the Company has contractually agreed not to grant such rights). The Company shall deliver written notice to each Holder of the Company's intention to effect such a registration at least thirty (30) days prior to the filing of such registration statement. Each Holder desiring to include the Registrable Securities held by it in any such registration statement shall notify the Company in writing within fifteen (15) days after receipt of notice from the Company of its intent to file such a registration statement. If a Holder decides not to include any or all of the Registrable Securities held by it in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent underwritten registration statement or registration statements (other than registration statements on Form S-4 or S-8, or any successor or similar forms, or registration statements for which the Company has contractually agreed not to grant such rights) as may be filed by the Company with respect to underwritten public offerings of its securities, all upon the terms and conditions set forth herein.

              (c) Supplements And Amendments. Subject to Section 2(e), the Company shall use commercially reasonable efforts to keep any Registration Statement continuously effective by supplementing and amending such Registration Statement (including to register additional Registrable Securities resulting from any anti-dilution adjustments) if so required by the rules, regulations or instructions applicable to the registration form used for such Registration Statement, if required by the Securities Act or if reasonably requested by the holders of a majority in interest of the securities being registered or by any underwriter until the earlier of such time as (i) all of such securities covered by such Registration Statement have been disposed of in accordance with the intended methods of distribution as set forth in the Registration Statement, and (ii) (x) in the case of a Registration Statement pursuant to Section 2(a), the earlier of (A) 8 years after such Registration Statement becomes effective, and (B) the time that all of the Registrable Securities of the Holders become saleable in a single transaction under Rule 144 without restriction or limitation; provided, that in the event such Registration Statement ceases to be effective pursuant to this Section 2(c)(ii)(x)(B) and such previously Registrable Securities cease to be saleable in a single transaction under Rule 144 without restriction or limitation, the Company shall be required to file, as promptly as reasonably practicable, a new Registration Statement with respect to all of the Holders' previously Registrable Securities and comply with the terms of this Agreement with respect to such Registration Statement, and (y) in the case of a Registration Statement pursuant to Section 2(g), 6 months after the earlier of
(A) the expiration of the Warrants and (B) the date that the Warrants have been exercised in full (the "Effectiveness Period"). If the Registration Statement under Section 2(a) or Section 2(g) ceases to be available for use by the Holders because the Company no longer qualifies to use such form of registration statement, the Company shall be required to file, as promptly as reasonably practicable, a new Registration Statement on an appropriate form and its obligations hereunder shall continue to apply in all respects.

              (d) Selling Securityholder Information. Each Holder wishing to sell Registrable Securities pursuant to a Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire, in a timely manner, that confirms such Holder's agreement to be bound by the terms of this Agreement and includes such information regarding it and the distribution of its Registrable Securities as is required by law to be disclosed by the Holder in the Registration Statement (the "Requisite Information") to the Company prior to any intended distribution of Registrable Securities under the Registration Statement. The Company shall not be required to include in the Registration Statement and related Prospectus the Registrable Securities of any Holder that does not provide the Company with a Notice and Questionnaire in accordance with this Section 2(d). If such completed Notice and Questionnaire is received by the Company at least ten (10) days prior to the effective date of a Registration Statement, such Holder shall be entitled to have its Registrable Securities included in such Registration Statement at the effective date thereof. If such completed Notice and Questionnaire is received thereafter, the Company will use commercially reasonable efforts to include such Holder's Registrable Securities as promptly as reasonably practicable thereafter, subject to the last two sentences of the next paragraph.

              Subject to the last two sentences of this paragraph, the Company shall use commercially reasonable efforts to prepare and file, as soon as practicable after the receipt of a Notice and Questionnaire from any Holder that includes the Requisite Information or any changes in the Requisite Information with respect to such Holder (including, without limitation, any changes in the plan of distribution), a Prospectus supplement pursuant to Rule 424 or otherwise amend or supplement such Registration Statement to include in the Prospectus the Requisite Information as to such Holder (and the Registrable Securities held by such Holder), and the Company shall provide such Holder a copy of such Prospectus as so amended or supplemented containing the Requisite Information in order to permit such Holder to comply with the Prospectus delivery requirements of the Securities Act in a timely manner with respect to any proposed disposition of such Holder's Registrable Securities. Each Holder requesting registration hereunder shall promptly notify the Company of any material changes to the Requisite Information contained in the Notice and Questionnaire provided to the Company by such Holder. Notwithstanding the foregoing, following the effective date of any Registration Statement, the Company shall not be required to file more than one such supplement or post-effective amendment for each particular Holder to reflect changes in the amount of Class A Common Stock issued or issuable upon exercise of the Warrants constituting Registrable Securities held by any such Holder at the request of such Holder in any 30-day period. The Company may take reasonable steps to aggregate the addition of Registrable Securities of more than one Holder for purposes of filing amendments to any Registration Statement or supplements to the Prospectus so as to reduce the need for multiple amendments or supplements; provided that the Company shall not use this sentence to delay the filing of any amendment or supplement beyond any such 30-day period.

              (e) Material Events; Suspension Of Sales. Notwithstanding the provisions contained in this Section 2, with respect to any Registration Statement, the Company may, from time to time, for a period not to exceed sixty (60) consecutive days, and, in any event, not to exceed one hundred twenty (120) days in the aggregate, during any twelve (12) month period, suspend the filing or use of such Registration Statement at any time if, and for so long as, the filing or use thereof would materially and adversely interfere with a material financing, acquisition or other transaction or require the Company to disclose such material financing, acquisition, other transaction or other material non-public information, which interference or disclosure the Board of Directors of the Company shall have determined in good faith is not in the best interests of the Company and the Company's stockholders. The Company shall deliver a written notice to each registered Holder, the Transfer Agent and the managing underwriters, if any, that the filing or use of the Registration Statement and/or Prospectus is to be suspended until the Company shall deliver a written notice that the filing or use of the Registration Statement and/or Prospectus may be resumed. During such suspension, the filing or use of the Registration Statement and/or Prospectus shall be suspended and the Company shall not be required to amend or update the Registration Statement, or amend or supplement the Prospectus. Following the termination of any such suspension, the parties hereto shall continue to be bound by the provisions of this Section 2.

              (f) Additional Agreements Of Holders. Each Holder agrees not to dispose of Registrable Securities pursuant to any Registration Statement without complying with the prospectus delivery requirements under the Securities Act and the provisions of Section 2(e) above. Each Holder further agrees that it will comply fully with applicable federal and state securities laws in connection with the distribution of any Registrable Securities pursuant to the Registration Statement. Each Holder further acknowledges having been advised by the Company that applicable federal securities laws prohibit Holders from trading in securities of the Company at any time while in possession of material non-public information about the Company. Subject to
Section 7 hereof, each Holder which holds more than five percent (5%) of the Company's outstanding capital stock on a fully diluted basis whose Registrable Securities are covered by a Registration Statement filed pursuant to this Agreement agrees that, in the case of an underwritten offering by the Company and if reasonably requested by the underwriter, it will not effect any public or private sale or distribution of any Registrable Securities (except as part of such underwritten offering), including, but not limited to, a sale pursuant to Rule 144, the 7 days before or such period not to exceed 30 days as the underwriting agreement may require (or such lesser period as the managing underwriters may permit) after, the effective date of such registration (except as part of such registration), and the Company hereby also so agrees and agrees to use its commercially reasonable efforts to cause each (i) officer of the Company, (ii) director, and (iii) other holder of five percent (5%) or more of the Company's outstanding capital stock on a fully diluted basis to so agree.

              (g) Registration of Warrants and Class A Preferred Stock Under The Securities Act. Upon the request of the Holder(s) of a majority of the Warrants, the Company, at its own expense, agrees to use commercially reasonable efforts to prepare and file with the SEC, a Registration Statement covering all of the Warrants, all of the Class A Preferred Stock and all of the shares of Class A Common Stock issuable upon exercise of the Warrants, in each case constituting Registrable Securities, on an appropriate form selected by the Company permitting registration of such Registrable Securities for resale by the Holders in the manner or manners reasonably designated by such Holders and providing for the registration of the issuance of the shares of Class A Common Stock upon exercise of the Warrants by Holders other than the initial Holders; provided, however, that the Company shall have no obligation to file such Registration Statement until 90 days after receipt of a request by the Holders. The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective pursuant to the Securities Act within 180 days after receipt of the request by the Holders to effect such registration. The Company shall be required to file no more than one Registration Statement in the aggregate pursuant to this Section 2(g). A registration shall not count as a registration pursuant to this Section 2(g) until it has become effective, and any registration shall not count as a registration pursuant to this Section 2(g) unless the initiating Holder or Holders of Warrants constituting Registrable Securities are able to register and sell at least 70% of its Registrable Securities requested to be included in such registration. Upon the request of the requesting Holder(s), the Company shall use its commercially reasonable efforts to effect the registration pursuant to this Section 2(g) pursuant to an underwritten offering in accordance with the terms and conditions of this Agreement, including without limitation, Section 3 and Section 7 of this Agreement. In connection with the Company's registration obligations under this Section 2(g), the Company shall use commercially reasonable efforts to, (i) subject to applicable listing standards, list all Warrants (which shall only trade together with the associated Class A Preferred Stock) covered by any Registration Statements on any securities exchange on which the Class A Common Stock is then listed; or (ii) authorize for quotation on the National Market of the National Association of Securities Dealers Automated Quotation System all Warrants (which shall only trade together with the associated Class A Preferred Stock) covered by all such Registration Statements if the Class A Common Stock is then so authorized for quotation.

              (h) Exercise of Rights by Holders of Warrants and Class A Preferred Stock. Notwithstanding anything to the contrary contained in this Agreement, no rights may be exercised by a Holder with respect to the registration of the Warrants and the Class A Preferred Stock under this
Section 2 until 24 months after the date hereof.

         SECTION 3. REGISTRATION PROCEDURES. In connection with the Company's registration obligations hereunder, the Company shall use commercially reasonable efforts to effect such registrations on the appropriate form selected by the Company to permit the resale of Registrable Securities in accordance with the Holders' intended method or methods of disposition thereof, and pursuant thereto, the Company shall as expeditiously as reasonably possible:

              (a) furnish to the Holders and the managing underwriters, if any, copies of all such documents proposed to be filed (excluding, unless requested, those documents incorporated or deemed to be incorporated by reference and then only to the Holder who so requested at the expense of such Holder) and use its commercially reasonable efforts to reflect in each such document, when so filed with the SEC, such comments as the Holders may reasonably propose. The Company shall not file any Registration Statement or related Prospectus or any amendments or supplements thereto under Section 2(a) or Section 2(g) (excluding any document that would be incorporated or deemed incorporated by reference) to which the representative of the Required Holders or the Required Warrant Holders, respectively, or the managing underwriters, if any, shall reasonably object in writing (by hand delivery, courier guaranteeing overnight delivery or telecopy) within five Business Days after the receipt of such documents. Notwithstanding the foregoing, the Company shall not be required to furnish to the Holders or the managing underwriters, if any, any amendments or supplements to the Registration Statement or Prospectus filed solely to reflect changes to the amount of Class A Common Stock issued or issuable upon exercise of the Warrants constituting Registrable Securities held by any particular Holder or immaterial revisions to the information contained therein;

              (b) (i) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period set forth in Section 2(c) hereof; (ii) cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force); and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement and Prospectus during such period in accordance with the intended method or methods of disposition by the Holder set forth in such Registration Statement as so amended or in such Prospectus as so supplemented including, without limitation, the filing of any Prospectus supplement pursuant to Rule 424 in order to add or change any selling security holder information (including any such supplements or amendments pursuant to Section 2(d) hereof; provided such Holder to which such change applies complies with the Requisite Information requirements of Section 2(d) hereof in a timely manner);

              (c) notify the Holders and the managing underwriters, if any, promptly and, if requested by any such person, confirm such notice in writing:

                   (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective;

                   (ii) of any written comments from the SEC with respect to any filing and of any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or for additional information related thereto;

                   (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                   (iv) of the receipt by the Company of any notification with respect to the suspension of qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

                   (v) of the existence of, any fact or the happening of any event that makes any statement of material fact made in such Registration Statement or related Prospectus untrue in any material respect, or that requires the making of any changes in such Registration Statement or Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that, in the case of the Prospectus, such Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                   (vi) of the determination by the Company that a post-effective amendment to the Registration Statement will be filed with the SEC;

              (d) use commercially reasonable efforts to obtain the withdrawal of any stop order or order enjoining or suspending the use or effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

              (e) if reasonably requested by the holders of a majority in interest of the securities being registered or managing underwriters, if any, to:

                   (i) promptly include in a Prospectus supplement or post-effective amendment such information as the holders of a majority in interest of the securities being registered or managing underwriters, if any, may reasonably request to be included therein; and

                   (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be included in such Prospectus supplement or post-effective amendment;

              (f) furnish to each Holder participating in such registration and who so requests, and each managing underwriter, if any, without charge, at least one copy of the Registration Statement and each amendment thereto (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested in writing by such Holder or any managing underwriter and then only to the person who so requested at such Holder's or managing underwriter's expense);

              (g) deliver to each Holder and the underwriters, if any, without charge, as many copies of the Prospectus (including each form of Prospectus) and each amendment or supplement thereto as such persons may reasonably request, and, unless the Company shall have given notice to such Holder or underwriter pursuant to Section 2(e), the Company hereby consents to the use of such Prospectus, and each amendment or supplement thereto, by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

              (h) prior to any public offering of Registrable Securities, use commercially reasonable efforts to (i) register or qualify, or cooperate with the Holders of Registrable Securities to be sold or tendered or the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Holder or underwriter reasonably requests in writing, (ii) keep each such registration or qualification (or exemption therefrom) effective during the period the Registration Statement is required to be kept effective pursuant to
Section 2(c) hereof, and (iii) do any and all other acts or things legally necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

              (i) in connection with any sale or transfer of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with the Holders and the managing underwriters, if any, to (i) facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends, unless required by applicable securities laws, and (ii) enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may reasonably request at least two (2) Business Days prior to any sale of Registrable Securities;

              (j) use commercially reasonable efforts to cause the offering of the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the Holder or managing underwriter, if any, to consummate the disposition of such Registrable Securities; provided, however, that the Company shall not be required to register the Registrable Securities in any jurisdiction that would require the Company to qualify to do business in any jurisdiction where it is not then so qualified, subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

              (k) upon the occurrence of any event contemplated by Section 3(c)(v) hereof, as promptly as reasonably practicable (subject to any suspension of sales pursuant to Section 2(e) hereof), prepare a supplement or amendment, including, if appropriate, a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except, upon occurrence of an event contemplated by Section 3(c)(v) above, to the extent that the Board of Directors of the Company determines in good faith that the disclosure of such event at such time would not be in the best interests of the Company and the Company's stockholders; provided, that any such delay in disclosure pursuant to this Section 3(k) shall be considered a suspension of the Registration Statement subject to the limitation in Section 2(e));

              (l) in connection with Registration Statements under Section 2(b) or Section 2(g), enter into such customary agreements (including any underwriting agreements in form, scope and substance as may be reasonably requested and as are customary in underwritten offerings) and take all such other customary and appropriate actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders of a majority in interest of the securities being registered) in order to expedite or facilitate the sale of such Registrable Securities and the Company will:

                   (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested;

                   (ii) obtain, as may reasonably be required, opinions of counsel to the Company (which may include in-house counsel) and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any), addressed to each selling Holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings (including any such matters as may be reasonably requested by such underwriters);

                   (iii) obtain, as may reasonably be required, customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Registrable Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and

                   (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in interest of the Registrable Securities being registered or the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to subsection (i) of this Section 3(l) and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

              (m) for a thirty (30) day period prior to the filing of such Registration Statement and throughout the Effectiveness Period, make available for inspection by any Holder of Registrable Securities being sold, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, consultant or accountant retained by such selling Holders or underwriter, at the offices where normally kept, and during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (other than records and documents that the Company and its subsidiaries agreed contractually not to disclose and the disclosure of which would violate such contractual arrangement, for which a waiver of such contractual arrangement cannot be secured without significant or unreasonable cost or expense) as they may reasonably request, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information (other than information that the Company and its subsidiaries agreed contractually not to disclose and the disclosure of which would violate such contractual arrangement, for which a waiver of such contractual arrangement cannot be secured without significant or unreasonable cost or expense), in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Registration Statement and as shall be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Holders and the other parties thereto by one counsel designated by and on behalf of such Holders and other parties; and provided, further, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company as confidential at the time of delivery or inspection (as the case may be) of such information shall be kept confidential by such persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any Prospectus);
(iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person; or (iv) such information becomes available to any such person from a source other than the Company and such source is not known by such person to be bound by a confidentiality agreement;

              (n) (i) subject to applicable listing standards, list all shares of Class A Common Stock covered by any Registration Statements on any securities exchange on which the Class A Common Stock is then listed; or (ii) authorize for quotation on the National Market of the National Association of Securities Dealers Automated Quotation System all Class A Common Stock covered by all such Registration Statements if the Class A Common Stock is then so authorized for quotation;

              (o) use commercially reasonable efforts to provide such information as is required for any filings required to be made with the National Association of Securities Dealers, Inc.; and

              (p) provide a transfer agent, registrar and CUSIP number for all Registrable Securities not later than the effective date of any Registration Statement.

         SECTION 4. REGISTRATION EXPENSES. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registration Statement is filed or becomes effective. The fees and expenses referred to in the foregoing sentence shall include:

              (a) all registration, filing, securities exchange listing, rating agency and New York Stock Exchange or Nasdaq (or other securities exchange or markets on which the Class A Common Stock is then listed or quoted) fees and expenses;

              (b) printing expenses (including, without limitation, printing Prospectuses if the printing of Prospectuses is required by the managing underwriters, if any, or by the holders of a majority in interest of the securities being registered);

              (c) messenger, copying, telephone and delivery expenses;

              (d) reasonable fees and disbursements of counsel for the Company;

              (e) reasonable fees and disbursements of all independent certified public accountants referred to in Section 3(l)(iii) including, without limitation, the expenses of any special audits or "cold comfort" letters required by Section 3(l)(iii);

              (f) reasonable fees and expenses of all other persons retained by the Company;

              (g) all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws of all jurisdictions in which the Registrable Securities are to be registered and any reasonable legal fees and expenses incurred in connection with the blue sky qualifications of the Registrable Securities and the determination of their eligibility for investment under the laws of all such jurisdictions; and

              (h) the reasonable fees and disbursements incurred by the Holders of the Registrable Securities being registered (including, without limitation, the reasonable fees and disbursements for one counsel or firm of counsel selected by the Holders of a majority in interest of the Registrable Securities being registered to represent the Holders of the Registrable Securities being registered).

         Notwithstanding anything in this Agreement to the contrary, the Holders shall be responsible for all expenses customarily borne by selling securityholders (including underwriting discounts, commissions and fees and expenses of counsel to the selling Holders to the extent not required to be paid pursuant to subsection (h) above).

         SECTION 5. INDEMNIFICATION.

              (a) The Company agrees to indemnify and hold harmless each Holder and former Holder (an "Indemnified Holder") of Registrable Securities, such Indemnified Holder's affiliates, and their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Indemnified Holder of Registrable Securities within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, any Indemnified Holder, against any and all loss, liability, claim or damage arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this Section 5 shall not apply to any loss, liability, claim or damage arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information set forth in a Notice and Questionnaire furnished to the Company by or on behalf of an Indemnified Holder of Registrable Securities or any person, if any, who controls any such Indemnified Holder of Registrable Securities expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, further, that this Section 5 shall not apply to any loss, liability, claim or damage (i) arising from an offer or sale of Registrable Securities occurring during any suspension of sales pursuant to Section 2(e) (provided that the Company has given to the Indemnified Holder timely notice of such suspension prior to such offer or sale), or (ii) if the Indemnified Holder fails to deliver at or prior to the written confirmation of sale, the most recent Prospectus, as amended or supplemented, and such Prospectus, as amended or supplemented, would have corrected such untrue statement or omission or alleged untrue statement or omission of a material fact (provided that the Company has delivered to such Indemnified Holder, or otherwise given notice to such Indemnified Holder of the existence of, such most recent Prospectus, as supplemented or amended). Any amounts advanced by the Company to an indemnified party pursuant to this Agreement shall be returned to the Company if it shall be finally determined in a judgment by a court of competent jurisdiction not subject to appeal, that such indemnified party was not entitled to indemnification.

              (b) In connection with the preparation of the Registration Statement in which a Holder of Registrable Securities is participating in furnishing information relating to such Holder of Registrable Securities to the Company for use in such Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto, each such Holder agrees, severally and not jointly, to indemnify and hold harmless any other Holders of Registrable Securities, the Company, its affiliates and their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such other Holders or the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim or damage described in the indemnity contained in subsection (a) of this Section 5, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information set forth in a Notice and Questionnaire furnished to the Company by or on behalf of such Holder of Registrable Securities or any person, if any, who controls any such Holder of Registrable Securities expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

              (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may otherwise have on account of this Section 5. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be borne by such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel), for the Indemnified Holders, and all persons, if any, who control the Indemnified Holders within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, collectively (unless representation of all Indemnified Holders and such parties by the same counsel would be inappropriate due to actual or potential differing interests between or among them), and (b) the fees and expenses of more than one separate firm (in addition to any local counsel), for the Company and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and that all reasonable and documented fees and expenses payable under Sections 5(a) and 5(b) above shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Holders, and control persons of the Indemnified Holders, such firm shall be designated by the Indemnified Holders holding a majority in interest of the Registrable Securities registered in the applicable Registration Statement and shall be reasonably acceptable to the Company. In the case of any such separate firm for the Company and control persons of the Company, such firm shall be designated by the Board of Directors of the Company and shall be reasonably acceptable to the Indemnified Holders holding a majority in interest of the Registrable Securities registered in the applicable Registration Statement. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. No indemnified party shall, without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto).

              (d) If the indemnification to which an indemnified party is entitled under this Section 5 is for any reason unavailable to, or insufficient although applicable in accordance with its terms, to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative fault of the Company on the one hand and the Indemnified Holders on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(d). The aggregate amount of losses, liabilities, claims, damages, and expenses incurred by an indemnified party and referred to above in this Section 5(d) shall be deemed to include any out-of-pocket legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the net proceeds of such sale of Registrable Securities received by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission to alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         For purposes of this Section 5(d), each person, if any, who controls any Holder of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled, compromised, or with respect to which the party requesting contribution consented to the entry of a judgment, without such party's written consent, which consent shall not be unreasonably withheld or delayed.

              (e) The Company may require as a condition to including the Registrable Securities in the Registration Statement, and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking from the Holder and such underwriter to comply with the provisions of this Section 5.

              (f) The agreements contained in this Section 5 shall survive the transfer or sale of the Registrable Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         SECTION 6. INFORMATION REQUIREMENTS.

              (a) The Company agrees that, if at any time until the Registrable Securities cease to be Registrable Securities, the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder of Registrable Securities and use reasonable best efforts to take such further reasonable action as any Holder of Registrable Securities may reasonably request in writing to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A (or any similar rule or regulation hereafter adopted by the SEC) and customarily taken in connection with sales pursuant to such exemptions, including, without limitation, making available adequate current public information within the meaning of paragraph
(c)(2) of Rule 144 and delivering the information required by paragraph (d) of Rule 144A. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

              (b) The Company shall file reports required to be filed by it under the Exchange Act and by the New York Stock Exchange, Nasdaq or any other securities exchanges or markets on which the Class A Common Stock is listed or quoted.

         SECTION 7. UNDERWRITTEN REGISTRATION. If any of the Registrable Securities covered by a Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be investment bankers and managers of recognized national standing (i) in the case of a Registration Statement filed pursuant to Section 2(g), selected by the requesting Holder(s) and reasonably satisfactory to the Company and (ii) in the case of all other Registration Statements, selected by the Company. No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the Company; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up agreements and other documents reasonably required under the terms of such underwriting arrangements. Notwithstanding any other provision of this Agreement, if the underwriter, in the case of an underwritten offering, determines in good faith that marketing factors require a limitation of the number of shares to be offered in such underwritten offering, the Company will include in such registration, to the extent of the number of shares which the Company is so advised can be sold in such offering,
(i) in the case of a registration requested by a party or parties other than a Holder, (x) first, securities of the Company requested to be included by such requesting party or parties, (y) second, securities the Company proposes to sell, and (z) other securities of the Company proposed to be included by Holders or other holders thereof, pro rata according to the number of securities proposed to be included by each such other party, (ii) in the case of a registration by the Company for its own account, (x) first, the securities proposed to be included by the Company, and (y) second, securities of the Company requested to be included by Holders or other holders thereof, pro rata according to the number of securities proposed to be included by each such other party, and (iii) in the case of a registration requested pursuant to Section 2(g), (x) first, securities of the Holders requested to be included by such Holders, (y) second, securities proposed to be included by the Company and other holders thereof, pro rata according to the number of securities proposed to be included by each such other party.

         SECTION 8. MISCELLANEOUS.

>
              (a) Other Registration Rights. Notwithstanding anything to the contrary contained herein, the Company may grant registration rights in connection with the Plan of Reorganization or any securities issued in connection with the Plan of Reorganization (including securities issued pursuant to the terms and conditions of such securities). With the consent of the Required Holders, which consent shall not be unreasonably withheld, the Company may also in the future grant registration rights that would permit any person that is a third party the right to piggy-back on the Registration Statements pursuant to Section 2(a); provided, however, that in no event shall such third party be granted the right to piggy-back on such Registration Statement if the granting of such right would result in the filing of a post-effective amendment to such Registration Statement.

              (b) No Inconsistent Agreements. The Company has not entered and shall not enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements. From and after the date of this Agreement, the Company shall not enter into any agreement, unless consented to by the Required Holders and the Required Warrant Holders, in each case to the extent applicable, with any holder or prospective holder of any securities of the Company which would grant such holder or prospective holder more favorable rights than those granted to the Holder(s) hereunder, unless substantially similar or equivalent rights are granted to the Holder(s).

              (c) No Adverse Action Affecting the Registrable Securities. The Company will not take any action with respect to the Registrable Securities with an intent to adversely affect the ability of any of the Holders to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

              (d) Amendments And Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company, the Required Holders and the Required Warrant Holders; provided, however, that any amendment, modification, supplement, waiver or consent that would disproportionately affect the rights of any Holder (as compared to the other Holders) shall not be effective against such Holder without such Holder's written consent. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Registrable Securities are being registered pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in interest of the Registrable Securities being registered by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(d), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

              (e) Notices. All notices and other communications provided for herein or permitted hereunder shall be made in writing by hand-delivery, courier guaranteeing overnight delivery, certified first-class mail, return receipt requested, or telecopy and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier, or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

                   (i) if to a Holder other than the Warrant Holder, to the address of such Holder as it appears in the Notice and Questionnaire, or, if not so specified, in the Class A Common Stock, Warrants or Class A Preferred Stock register of the Company, as applicable. Failure to mail a notice or communication to a Holder or any defect in such notice or communication shall not affect its sufficiency with respect to other Holders.

                   (ii) if to the Company to:

                                  US Airways Group, Inc.
                                  2345 Crystal Drive
                                  Arlington, Virginia  22227
                                  Telephone No.  (703) 872-7000
                                  Facsimile No.  (703) 872-5252
                                  Attention:  Elizabeth K. Lanier

                                  With a copy to:

                                  Skadden, Arps, Slate, Meagher & Flom LLP
                                  4 Times Square
                                  New York, New York  10036
                                  Telephone No. (212) 735-3000
                                  Facsimile No. (212) 735-2000
                                  Attention:  Eric L. Cochran

                   (iii) If to the Warrant Holder, to the address of such Warrant Holder set forth on Schedule I.

              (f) Successors And Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of and be binding on each existing and future Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Required Holders and the Required Warrant Holders, other than by operation of law pursuant to a merger or consolidation or reorganization to which the Company is a party.

              (g) Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

              (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

              (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

              (j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

              (k) Entire Agreement. This Agreement, together with Section 6 of the Warrant, is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties solely with respect to such registration rights.

              (l) Termination. This Agreement and the obligations of the parties hereunder shall terminate when all of the Registrable Securities issued to the Warrant Holder in connection with the Plan of Reorganization (as may be adjusted in accordance with the terms of the Warrants) cease to be Registrable Securities, except for any liabilities or obligations under
Section 4 or 5 hereof.

              (m) Specific Performance. The parties agree that, to the extent permitted by law, (i) the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that in the event of a breach by any such party, damages would not be an adequate remedy; and (ii) each of the other parties shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.





US AIRWAYS GROUP, INC.



By: /s/ Neal S. Cohen
   -----------------------------------------
     Name: Neal S. Cohen
     Title: Executive Vice President - Finance
            and Chief Financial Officer




WARRANT HOLDER

BANK OF AMERICA, N.A.


By: /s/ Charles A. McDonell
   -----------------------------------------
     Name: Charles A. McDonell
     Title: Managing Director

                                   SCHEDULE I


                           Schedule of Warrant Holder
                           --------------------------


Bank of America, N.A.
100 North Tryon Street
NC1-007-22-25
Charlotte, North Carolina  28255
Attention: Eric Woodward

With a copy to:

Bank of America, N.A.
231 S. LaSalle Street
10th Floor
Chicago, IL  60604
Attention:  Charles A. McDonell

                                    EXHIBIT A

                             US AIRWAYS GROUP, INC.

             FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

         The undersigned beneficial holder of (check all that apply):

|_| Class A common stock, par value $1.00 per share (the "Class A Common Stock") of US Airways Group, Inc. ("Airways") issued or issuable upon exercise of a warrant to purchase Class A Common Stock (the "Warrant"); or

|_|      Warrants and Class A Preferred Stock;

of Airways (the "Registrable Securities"), understands that Airways has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to certain Registrable Securities in accordance with the terms of the Registration Rights Agreement (the "Registration Rights Agreement") by and between Airways and Bank of America, N.A.

         A copy of the Registration Rights Agreement is available from Airways upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement. Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below).

         Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Subject to the provisions of the Registration Rights Agreement, upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Registration Statement, Airways will file such amendments to the Registration Statement or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

         Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

         The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to Airways of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

         The undersigned hereby provides the following information to Airways and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

1. (a)   Full Legal Name of Selling Securityholder:

--------------------------------------------------------------
   (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

--------------------------------------------------------------
   (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

--------------------------------------------------------------

2.       Address for Notices to Selling Securityholder:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone:
                         -------------------------------------------------------
Fax:
                         -------------------------------------------------------
Contact Person:
                         -------------------------------------------------------

3.       Beneficial Ownership of Registrable Securities:

(a) Type and amount of Registrable Securities beneficially owned:

--------------------------------------------------------------
(b) CUSIP No(s). of such Registrable Securities beneficially owned:

-------------------------------------------------------------

4.       Beneficial Ownership of Airways' securities owned by the Selling
         Securityholder:

         Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of Airways other than the Registrable Securities listed above in Item 3.

(a) Type and amount of other securities beneficially owned by the Selling
Securityholder:

--------------------------------------------------------------
(b) CUSIP No(s). of such other securities beneficially owned:

--------------------------------------------------------------

5. Relationship with Airways:

         Except as set forth below, neither the undersigned nor any of its affiliates, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with Airways (or their predecessors or affiliates) during the past three years.

State any exceptions here:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6. Plan of Distribution:

         Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Registration Statement only as follows (if at all): such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale,
(ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options.

         In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities, short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.



State any exceptions here:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, Airways has agreed under certain circumstances to indemnify and hold harmless the Selling Securityholders as set forth therein.

         The undersigned hereby agrees that, in connection with any sale of Registrable Securities pursuant to the Registration Statement, it will comply with the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended (the "Securities Act") and the rules promulgated thereunder, and, at the time of any such sale, represents, warrants and agrees that the information regarding the undersigned included in this Notice and Questionnaire, as it may be supplemented, shall be accurate and complete in all material respects.

         In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement regarding the undersigned, the undersigned agrees to promptly notify Airways of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder shall be made in writing pursuant to the Registration Rights Agreement.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 above and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by Airways in connection with the preparation or amendment of the Registration Statement and the related prospectus.

         By signing below, the undersigned agrees that the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by Airways' respective successors and assigns. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                               Dated:

                                               Beneficial Owner



                                               By:______________________________
                                                    Name:
                                                    Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO US AIRWAYS GROUP, INC. AS SET FORTH BELOW:



US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia 22227
Telephone No. (703) 872-7000
Facsimile No.  (703) 872-5252
Attention:  Elizabeth K. Lanier

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Telephone No. (212) 735-3000
Facsimile No. (212) 735-2000
Attention: Eric L. Cochran